Exhibit 10.28



                            SHARE EXCHANGE AGREEMENT

     This  Share  Exchange  Agreement (the "AGREEMENT") dated as of November 16,
                                            ---------
2006 is by and between Deer Valley Corporation, a Florida corporation (the "COMPANY"), having a principal place of business at 4902 Eisenhower Blvd., Suite
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185, Tampa, FL 33634 and Vicis Capital Master Fund (the "SHAREHOLDER") having an
                                                         -----------
address  at  25  East  78th  Street,  New  York,  New  York  10021.

     WHEREAS, the Shareholder is the holder of 750,000 shares of Common Stock, par value $0.01 per share, of the Company (the "COMMON STOCK");
                                                         -------------

     WHEREAS, Shareholder wishes to exchange the Common Stock for 750,000 shares of the Company's Series E Convertible Preferred Stock, $.01 Par Value ("SERIES E
                                                                        --------
PREFERRED  STOCK"), and a Series F Common Stock Purchase Warrants (the "SERIES F
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WARRANTS")  in  the  form  of  EXHIBIT  "A"  attached  hereto  attached  hereto.
--------

     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  THE EXCHANGE
                                  ------------

     Section  1.1  Transfer  and Exchange. Subject to and in accordance with the
                   ----------------------
terms and conditions of this Agreement, at the Closing (as hereinafter defined),
(a)  the  Shareholder  shall  tender  and  deliver  the to the Company valid and
---
marketable title to the Common Stock, free and clear of all liabilities, obligations, claims, liens and encumbrances (except for those imposed by applicable securities laws), by delivering to the Company one or more stock certificates representing the Common Stock, duly endorsed in blank or accompanied by one or more stock powers duly endorsed in blank, and in form for transfer satisfactory to counsel for the Company, and (b) the Company shall
                                                           ---
issue to the Shareholder 750,000 shares of Series E Preferred Stock and the Series F Warrants, duly authorized for issuance, and free and clear of all liens, encumberances and restrictions of any kind (except for those imposed by applicable securities laws).

     Section  1.2  Closing.  The  closing  of the transactions described in this
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Agreement  shall  take  place  at the offices of Bush Ross, P.A. 220 S. Franklin
Street, Tampa, Florida 33602 at 9:00 a.m., Eastern Time, on November 16, 2006, or on such other business day, and at such location, as may be agreed to by the Company and the Shareholder (such closing, the "Closing" and such date and time,
                                                -------
the  "Closing  Date").
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

                                   ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     Section  2.1  Organization and Authority. The Company is a corporation duly
                   -------------------------
organized, validly existing, and in good standing under the laws of the State of Florida. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Company by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of the
                       ---
Company of this Agreement and the agreements, certificates and other documents contemplated hereby, including, without limitation, the issuance, sale and delivery of the Series E Preferred Stock and the Series F Warrants and (b) the
                                                                         ---
performance by the Company of its obligations under this Agreement, including, without limitation, the issuance, sale and delivery of the Series E Preferred Stock and the Series F Warrants, and the consummation of the transactions contemplated by this Agreement hereof has been taken. This Agreement issued at the Closing constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (x) as the
                                                                      ---
same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights and (y)
                                                                             ---
for  the  limitations  imposed  by  general  principles  of  equity.

     Section  2.2  The Exchanged Shares. Upon delivery to the Shareholder at the
                   --------------------
Closing of certificates representing the Series E Preferred Stock and Series F Warrants, and upon receipt by the Company of the Common Stock in exchange therefor, (a) good and valid title to the Series E Preferred Stock and Series F
           ---
Warrants will pass to the Shareholder, free and clear of all liens and restrictions of any kind (except for those imposed by applicable securities laws)  and  (b)  the Series E Preferred Stock and Series F Warrants will be duly
           ----
authorized  and  validly  issued,  fully  paid  and  nonassessable.

                                   ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF THESHAREHOLDER
                ------------------------------------------------

     Section  3.1  Investment  Representation.  The Series E Preferred Stock and
                   --------------------------
Series F Warrants are being acquired for the Shareholder's own account, for investment and not with a view to, or for resale in connection with, a distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT") or applicable state securities
                               ---------------
laws.

     Section  3.2  Transfer  Restrictions under Securities Laws. The Shareholder
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understands  that  none of the common stock issuable upon conversion or exercise of the Series E Preferred Stock or Series F Warrants have been registered under the Securities Act, or qualified under any state securities laws. The Shareholder understands that the resale of the Series E Preferred Stock and Series F Warrants or common stock issuable upon exercise of the Series E Preferred Stock or Series F Warrants may be restricted indefinitely unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration.

Certificates representing the Series E Preferred Stock and Series F Warrants shall be endorsed with the following legend, and any other legends required by applicable securities laws:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
               (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.

The Company may instruct its transfer agent not to register the transfer of the Series E Preferred Stock or Series F Warrants, unless the conditions specified in the foregoing legend are satisfied.

     Section  3.3  Accredited Investor Status. The Shareholder is an "Accredited
                   --------------------------
Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Shareholder is able to bear the economic risk of acquiring the Series E Preferred Stock and Series F Warrants pursuant to the terms of this Agreement, including a complete loss of the Shareholder's investment in the Series E Preferred Stock and Series F Warrants.

     Section  3.4  Authority.  The  Shareholder  has  all  requisite  power  and
                   ---------
authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Shareholder by applicable law, its charter documents or otherwise to authorize (a) the approval, execution
                                                     ---
and  delivery on behalf of it of this Agreement and (b) the performance by it of
                                                    ---
obligations under this Agreement and the agreements, certificates and other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby has been taken. This Agreement constitutes a valid and binding agreement of the Shareholder, enforceable against it in accordance with its terms.

     Section  3.5  No  Conflicts.  Neither  the  execution  and delivery of this
                   -------------
Agreement nor the consummation and performance of the transactions contemplated hereby to be performed or satisfied on the part of the Shareholder is prevented, limited by, conflicts with, or will result in, a breach of the terms, conditions, or provisions of any agreement to which the Shareholder is a party or any law, rule, regulation, or order of any court or government agency.

     Section 3.6 Good Title to Common Stock. The Shareholder is the lawful owner
                 --------------------------
of the Common Stock and the Shareholder has good title thereto, free and clear of all liens, claims and encumbrances of any kind.

     Regulation  M.  Without  any  specific  knowledge  of the activities of the
     -------------
Company which may impact such analysis, to the best of its knowledge and believe, neither the Shareholder nor any "affiliated purchaser" (as such term is defined in Regulation M under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) is on the date hereof engaged in a distribution, as such term is used in Regulation M, of any securities of the Company.

                                   ARTICLE 4

                                  MISCELLANEOUS
                                  -------------

     Section  4.1  Binding Effect; Benefit. This Agreement shall be binding upon
                   -----------------------
and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section  4.2  Entire  Agreement. This Agreement, the exhibits and schedules
                   -----------------
hereto and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto.

     Section  4.3  Governing  Law.  This  Agreement  shall  be  governed  by and
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construed  in accordance with the laws of the State of Florida without regard to its rules of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America located in the State of Florida (the "Florida Courts") for any litigation arising out of or relating
                  --------------
to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Florida Courts and agrees not to plead or claim that such litigation brought in any Florida Court has been brought in an inconvenient forum.

     Section 4.4 Remedies; Specific Performance. The Company and the Shareholder
                 ------------------------------
may take all steps necessary or advisable to protect and enforce their rights hereunder, whether by action, suit or proceeding at law or in equity, for the specific performance of any covenant, condition or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Company or the Shareholder shall deem necessary or advisable. No right or remedy hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing by law or in equity and the exercise by a party hereto of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future.

     Section  4.5  Counterparts.  This  Agreement may be executed by the parties
                   ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     Section  4.6  Headings.  Headings of the Sections of this Agreement are for
                   --------
the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

     Section 4.7 Interpretation. In this Agreement, unless the context otherwise
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requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     Section  4.8  Incorporation  of  Exhibits  and  Schedules. All exhibits and
                   -------------------------------------------
schedules hereto are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     Section  4.9 Severability. Any term or provision of this Agreement which is
                  -----------
invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

     Section  4.10  Attorneys'  Fees  and  Court  Actions.  If a legal action is
                    -------------------------------------
initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each prevailing party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of, and shall be paid or reimbursed by, the nonprevailing party.

     IN WITNESS WHEREOF, the Company and Shareholder have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.


                            DEER  VALLEY  CORPORATION

                            By:
                               ------------------------------------------
                               Charles  G.  Masters,  President  and  CEO

                            VICIS  CAPITAL  MASTER  FUND

                            By:  Vicis  Capital,  LLC


                            By:
                               ------------------------------------------
                               Shad  Stastney,  Managing  Director

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